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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              Caldera Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                                     87-0617393
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)



240 West Center Street, Orem, UT                                 84057
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(Address of Principal Executive Offices)                       (Zip Code)


        If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

        If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

        Securities Act registration statement file number to which this form relates: 333-94351.


        Securities to be registered pursuant to Section 12(b) of the Act:


        Title of Each Class            Name of Each Exchange on Which
         to be Registered              Each Class is to be Registered
         ----------------              ------------------------------
              None                                None


        Securities to be registered pursuant to Section 12(g) of the Act:


                               Title of Each Class
                                to be Registered
                     Common Stock, par value $.001 per share


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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        The description of the common stock, par value $.001 per share, of the Registrant under the caption "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1 (File No. 333-94351), as filed with the Securities and Exchange Commission on January 10, 2000, as amended from time to time, is hereby incorporated by reference.

ITEM 2. EXHIBITS.


  Number                                     Description
  ------                                     -----------
    1.1      Form of Underwriting Agreement (incorporated by reference to
             Exhibit 1.1 to the Registrant's Registration Statement on Form S-1
             (File No. 333-94351)).

    3.1      Certificate of Incorporation (incorporated by reference to Exhibit
             3.1 to the Registrant's Registration Statement on Form S-1 (File
             No. 333-94351)).

    3.2 Form of Amended and Restated Certificate of Incorporation to be in effect upon the closing of this offering (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form
             S-1 (File No. 333-94351)).

    3.3 Bylaws (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (File No.
             333-94351)).

    3.4 Form of Amended and Restated Bylaws to be in effect upon the closing of this offering (incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 (File No.
             333-94351)).

    4.1      Specimen Common Stock certificate (incorporated by reference to
             Exhibit 4.1 to the Registrant's Registration Statement on Form S-1
             (File No. 333-94351)).

    5.1 Opinion Of Brobeck, Phleger & Harrison LLP (incorporated by reference to Exhibit 5.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-94351)).

    10.1     Conversion Agreement, dated December 30, 1999, between the
             Registrant, The Canopy Group, Inc. and MTI Technology Corporation
             (incorporated by reference to Exhibit 10.1 to the Registrant's
             Registration Statement on Form S-1 (File No. 333-94351)).

    10.2     Form of Series B Preferred Stock Purchase Agreement between the
             Registrant and the Series B investors (incorporated by reference to Exhibit 10.2 to the Registrant's Registration Statement on Form S-1
             (File No. 333-94351)).


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
    10.3 1998 Stock Option Plan (incorporated by reference to Exhibit 10.3 to the Registrant's Registration Statement on Form S-1 (File No.
             333-94351)).

    10.4     1999 Omnibus Stock Incentive Plan (incorporated by reference to
             Exhibit 10.4 to the Registrant's Registration Statement on Form S-1
             (File No. 333-94351)).

    10.5     2000 Employee Stock Purchase Plan (incorporated by reference to
             Exhibit 10.5 to the Registrant's Registration Statement on Form S-1
             (File No. 333-94351)).

    10.6 Secured Convertible Promissory Note, dated September 1, 1998, by the Registrant in favor of The Canopy Group, Inc. (incorporated by reference to Exhibit 10.6 to the Registrant's Registration
             Statement on Form S-1 (File No. 333-94351)).

    10.7 Security Agreement, dated September 1, 1998, between the Registrant and The Canopy Group, Inc. (incorporated by reference to Exhibit
             10.7 to the Registrant's Registration Statement on Form S-1 (File
             No. 333-94351)).

    10.8     Asset Purchase and Sale Agreement, dated September 1, 1998, between
             Caldera, Inc. and the Registrant (incorporated by reference to Exhibit 10.8 to the Registrant's Registration Statement on Form S-1
             (File No. 333-94351)).

    10.9     Amended and Restated Asset Purchase Agreement, dated as of
             September 1, 1998, between Caldera, Inc. and the Registrant
             (incorporated by reference to Exhibit 10.9 to the Registrant's
             Registration Statement on Form S-1 (File No. 333-94351)).

    10.10    Stock Purchase Agreement, dated July 27, 1999, by and among the
             Registrant, The Canopy Group, Inc. and MTI Technology Corporation
             (incorporated by reference to Exhibit 10.10 to the Registrant's
             Registration Statement on Form S-1 (File No. 333-94351)).

    10.11    Stock Purchase Agreement, dated January 6, 2000, between the
             Registrant and Lineo, Inc. (incorporated by reference to Exhibit
             10.11 to the Registrant's Registration Statement on Form S-1 (File
             No. 333-94351)).

    10.12 Form of Second Amended and Restated Investors Rights Agreement by and among the Registrant and the holders of the Series A and Series
             B convertible preferred stock (incorporated by reference to Exhibit
             10.12 to the Registrant's Registration Statement on Form S-1 (File
             No. 333-94351)).

    10.13 Form of Indemnification Agreement by and between the Registrant and its outside directors (Incorporated by reference to Exhibit 10.13 to the Registrant's Registration Statement on Form S-1 (File No.
             333-94351)).

    10.14    GNU General Public License (incorporated by reference to Exhibit
             10.14 to the Registrant's Registration Statement on Form S-1 (File
             No. 333-94351)).

    10.15 Computer Software Distribution Agreement, dated December 14, 1998, between the Registrant and Navarre Corporation (incorporated by reference to Exhibit 10.15 to the Registrant's Registration
             Statement on Form S-1 (File No. 333-94351)).


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
    10.16 OEM Reciprocal License Agreement, dated January 6, 2000, between the Registrant and Evergreen Internet, Inc. (incorporated by reference to Exhibit 10.16 to the Registrant's Registration
             Statement on Form S-1 (File No. 333-94351)).

    10.17 Sun Community Source License version 2.3 dated January 7, 2000, between the Registrant and Sun Microsystems, Inc. (incorporated by reference to Exhibit 10.17 to the Registrant's Registration
             Statement on Form S-1 (File No. 333-94351)).

    10.18 Sun Community Source License version 2.7, dated January 7, 2000, between the Registrant and Sun Microsystems, Inc. (incorporated by reference to Exhibit 10.18 to the Registrant's Registration
             Statement on Form S-1 (File No. 333-94351)).

    10.19 Lease Agreement, dated September 1, 1998, between the Registrant and Caldera, Inc. (incorporated by reference to Exhibit 10.19 to the Registrant's Registration Statement on Form S-1 (File No.
             333-94351)).

    10.20 Assignment and Extension of Lease, dated October 6, 1999, between the Registrant and Voxel, Inc. (incorporated by reference to Exhibit 10.20 to the Registrant's Registration Statement on Form
             S-1 (File No. 333-94351)).

    10.21 Form of Voting Agreement between the Registrant and the holders of the Series A and Series B convertible preferred stock (incorporated by reference to Exhibit 10.21 to the Registrant's Registration
             Statement on Form S-1 (File No. 333-94351)).

    10.22 Secured Promissory Note, dated December 29, 1999, by the Registrant in favor of The Canopy Group (incorporated by reference to Exhibit
             10.22 to the Registrant's Registration Statement on Form S-1 (File
             No. 333-94351)).

    10.23 Assignment of Lease, dated January 21, 2000, between the Registrant and Nextpage L.C. (incorporated by reference to Exhibit 10.23 to the Registrant's Registration Statement on Form S-1 (File No.
             333-94351)).

    10.24 Form of Delaware Indemnification Agreement between the Registrant and its outside directors (incorporated by reference to Exhibit
             10.24 to the Registrant's Registration Statement on Form S-1 (File
             No. 333-94351)).

    23.1     Consent of Brobeck, Phleger & Harrison LLP (included in Exhibit
             5.1).

    23.2     Consent of Arthur Andersen LLP.

    24.1     Powers of Attorney (See Signature Page on Page II-5).

    27 Financial Data Schedule (incorporated by reference to Exhibit 27.1 to the Registrant's Registration Statement on Form S-1 (File No.
             333-94351)).


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                                    SIGNATURE

               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      Caldera Systems, Inc.
                                      (Registrant)


Date:    March 10, 2000               By:/s/ Ransom H. Love
                                         ---------------------------------
                                             Ransom H. Love
                                             President and Chief Executive
                                             Officer


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